UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2025

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor Newton, Massachusetts	02459
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2025, the Compensation Committee of the Board of Directors of Karyopharm Therapeutics Inc. (the “Company”) approved the grant of retention equity awards under the Company’s 2022 Equity Incentive Plan (the “2022 Plan”), effective as of February 28, 2025 (the “Grant Date”) to each of the following named executive officers of the Company: Sohanya Chang, Executive Vice President, Chief Commercial Officer; Stuart Poulton, Executive Vice President, Chief Development Officer; and Reshma Rangwala, Executive Vice President, Chief Medical Officer and Head of Research (each a “Recipient”). The retention equity awards to be received by each Recipient effective as of the Grant Date consist of: (i) a stock option to purchase 137,500 shares of the Company’s common stock, $.0001 par value per share (the “Common Stock”) (an “Option Award”) and (ii) 68,750 restricted stock units (an “RSU Award”). The exercise price per share of the Option Awards will be equal to the closing price per share of the Common Stock on the Nasdaq Global Select Market on the Grant Date. The Option Awards will vest as to 25% of the total number of shares underlying the Option Award on the one-year anniversary of the Grant Date and as to an additional 1/48th of the total number of shares underlying the Option Award monthly thereafter, subject to the Recipient’s continuous service through each vesting date. The RSU Awards will vest as to 50% of the total number of RSUs granted to a Recipient on each of the two (2) consecutive anniversaries of the Grant Date, subject to the Recipient’s continuous service through each vesting date. Under the terms of the applicable stock option and restricted stock unit agreements (the “Equity Agreements”), if within one year following a Change in Control Event (as defined in each of the respective Equity Agreements) the Recipient’s employment is terminated by him or her for Good Reason or by the Company or its successor without Cause (each as defined in the 2022 Plan), the Recipient’s Option Award and RSU Award will be immediately vested and/or exercisable, as applicable, in full.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: January 31, 2025	By:	/s/ Michael Mano
Michael Mano
Senior Vice President, General Counsel and Secretary